UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):          March 3, 2005


                         ALLIED MOTION TECHNOLOGIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)



Colorado                            0-4041                   84-0518115
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of Incorporation)                                      Identification No.)



     23 Inverness Way East, Ste. 150, Englewood, CO           80112
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     (Address of Principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code            303-799-8520



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFT230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange
    Act (17CFR240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

     On March 3, 2005, Allied Motion Technologies, Inc. issued a press release reporting its results of operations for the fourth quarter and year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


Item 9.01.    Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit 99.1 Allied Motion Technologies, Inc. Press Release dated March 3, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALLIED MOTION TECHNOLOGIES, INC.

Date: March 3, 2005                     /s/ Richard D. Smith
                                        ----------------------------------------
                                        Richard D. Smith
                                        Chief Executive Officer and
                                        Chief Financial Officer